UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PENSON WORLDWIDE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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Dear Stockholder,
Penson Worldwide, Inc.
1700 Pacific Avenue, Suite 1400
Dallas, TX 75201
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
May 21, 2009

The 2009 Annual Meeting of Stockholders of Penson Worldwide, Inc., will be held at 1700 Pacific Avenue, Suite 295A Dallas, Texas 75201 on May 21, 2009, at 9:00 AM (local time).
Proposals to be considered at the Annual Meeting:
(1)	To elect three (3) Directors of the Company, each of whom will serve until the 2012 annual meeting of stockholders or until their successors are elected and qualified;
(2)	To approve an amendment to the Company’s Amended and Restated 2000 Stock Incentive Plan that increases the number of shares available for issuance under the plan by 1,000,000 shares and coordinates the vesting of equity grants to the Company’s non-employee directors under the Director Automatic Grant Program to coincide with the end of each fiscal quarter;
(3)	To ratify the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and
(4)	To transact such other business as may properly come before the meeting.
The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.
You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To
Follow The Prompts To Vote Your Shares.
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

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THIS AREA LEFT BLANK
INTENTIONALLY
  The Proxy Materials are available for review at:
http://www.cstproxy.com/penson/2009

Vote Your Proxy on the Internet:
Go to www.continentalstock.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Penson Worldwide, Inc.
1700 Pacific Avenue, Suite 1400
Dallas, TX 75201
Important Notice Regarding the Availability Of Proxy Materials
For the Stockholder Meeting to Be Held On May 21, 2009
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 15, 2009 to facilitate a timely delivery.
The following Proxy Materials are available to you to review at: http://www.cstproxy.com/penson/2009
-	the Company’s Annual Report for the year ending Dec 31, 2008.
-	the Company’s 2009 Proxy Statement (including all attachments thereto)
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number.
REQUESTING A PAPER COPY OF THE PROXY MATERIALS
By telephone please call 1-888-221-0690,
or
By logging on to http://www.cstproxy.com/penson/2009
or
By email at: proxy@continentalstock.com
Please include the company name and your account number in the subject line.